Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Steven N. Barlow

Vice President, Investor Relations

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 624-5913

ir@exlservice.com

EXL REPORTS 2015 FIRST QUARTER RESULTS

2015 First Quarter Revenues of $143.5 Million and Adjusted Diluted EPS of $0.41

New York, NY – April 30, 2015 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of Operations Management and Analytics and Business Transformation services, today announced its financial results for the first quarter of 2015.

Rohit Kapoor, Vice Chairman and CEO, commented: “EXL had a strong first quarter with broad-based growth across business lines and industry verticals. We believe the demand environment is improving with clients becoming increasingly decisive around strategic deals. In Operations Management, the healthcare and travel, transportation and logistics verticals experienced strong growth from existing clients and recent contract wins. Our proprietary Business EXLerator Framework™ and suite of BPaaS solutions differentiate EXL and are driving enhanced client engagements in Operations Management. In Analytics and Business Transformation, our revenue grew 51.3% year-over-year including the contribution from the Blue Slate and analytics firm RPM Direct acquisitions. Our recent acquisitions are performing well, and we are actively taking our enhanced suite of capabilities to market.”

Vishal Chhibbar, EXL’s CFO, commented: “In the first quarter, EXL had revenues of $143.5 million, up 15.5% excluding reimbursement of disentanglement costs in the first quarter 2014. Our strong revenue performance was a result of growth across our major client relationships as well as contributions from our acquisitions. For 2015, we are raising our revenue guidance to $600 million to $620 million from $570 million to $590 million, representing annual revenue growth of 14.1% to 18.0%, despite a currency headwind of approximately 1%. We are maintaining our adjusted diluted earnings per share guidance of $1.85 to $1.95 despite a one-time tax expense in the first quarter. The drivers of our guidance revision include the contribution of analytics firm RPM Direct, strong business performance in the first quarter, and a robust demand outlook for the remainder or the year.

Our business is divided into two reporting segments: Operations Management and Analytics and Business Transformation.

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•	Revenues for the quarter ended March 31, 2015 were $143.5 million compared to $121.8 million for the quarter ended March 31, 2014 and $135.3 million for the quarter ended December 31, 2014. Revenues for the quarter ended March 31, 2014 and December 31, 2014 were reduced by $2.5 million and $8.5 million, respectively, due to the reimbursement of disentanglement costs. Operations Management revenues for the quarter ended March 31, 2015 were $110.7 million compared to $100.1 million for the quarter ended March 31, 2014 and $103.1 million for the quarter ended December 31, 2014. Analytics and Business Transformation revenues for the quarter ended March 31, 2015 were $32.8 million compared to $21.7 million for the quarter ended March 31, 2014 and $32.2 million for the quarter ended December 31, 2014.

•	Gross margin for the quarter ended March 31, 2015 was 35.1% compared to 38.5% for the quarter ended March 31, 2014 and 32.5% for the quarter ended December 31, 2014. Operations Management gross margin for the quarter ended March 31, 2015 was 36.3% compared to 41.2% for the quarter ended March 31, 2014 and 32.8% for the quarter ended December 31, 2014. Analytics and Business Transformation gross margin for the quarter ended March 31, 2015 was 31.0% compared to 26.2% for the quarter ended March 31, 2014 and 31.5% for the quarter ended December 31, 2014.

•	Operating margin for the quarter ended March 31, 2015 was 9.4% compared to 12.7% for the quarter ended March 31, 2014 and 5.2% for the quarter ended December 31, 2014. Adjusted operating margin for the quarter ended March 31, 2015 was 13.8% compared to 19.0% for the quarter ended March 31, 2014 and 14.1% for the quarter ended December 31, 2014. Adjusted EBITDA for the quarter ended March 31, 2015 was $24.8 million compared to $28.5 million for the quarter ended March, 2014 and $26.1 million for the quarter ended December 31, 2014.

•	Net income for the quarter ended March 31, 2015 was $9.6 million compared to $11.1 million for the quarter ended March 31, 2014 and $7.5 million for the quarter ended December 31, 2014.

•	Diluted earnings per share for the quarter ended March 31, 2015 were $0.28 compared to $0.33 for the quarter ended March 31, 2014 and $0.22 for the quarter ended December 31, 2014. Adjusted diluted earnings per share for the quarter ended March 31, 2015 was $0.41 compared to $0.50 for the quarter ended March 31, 2014 and $0.48 for the quarter ended December 31, 2014.

Business Highlights

•	Closed the acquisition of analytics firm RPM Direct on March 20th.

•	Won 9 new clients for the first quarter including 4 in Operations Management and 5 in Analytics and Business Transformation.

•	Expanded multiple operations management relationships, including migrating 24 new processes in the first quarter of 2015.

•	Named a 2014 Partner of the Year for Technology and Innovation by Aflac for MedConnectionSM.

•	Positioned in the Winner’s Circle in the “HfS Blueprint: Population Health and Care Management Services”.

•	Positioned as a Major Player in the “IDC MarketScape: Global Professional Services Firms for Utilities Customer Operations”.

•	Consolidated our Analytics delivery facilities into a new world-class center in Gurgaon in order to add additional expansion capacity and create an enhanced environment to showcase our analytical capabilities.

•	Recorded headcount as of March 31, 2015 of 22,600 compared to 22,800 as of December 31, 2014 and 22,800 (including employees under managed services) as of March 31, 2014.

•	Reported employee attrition for the quarter ended March 31, 2015 of 33.6%, compared with 33.5% for the quarter ended December 31, 2014 and 28.8 % for the quarter ended March 31, 2014.

2015 Outlook

Based on current visibility and an Indian rupee to U.S. dollar exchange rate of 63, the Company is providing the following guidance for calendar year 2015:

•	Revenue of $600 million to $620 million.

•	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.85 to $1.95.

Conference Call

ExlService Holdings, Inc. will host a conference call on Thursday, April 30, 2015 at 8:00 a.m. U.S. eastern time to discuss the Company’s quarterly and annual operating and financial results. The conference call will be available live via the internet by accessing the investor relations section of EXL’s website at ir.exlservice.com, where an accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or if dialing in internationally, 1-224-357-2191 and an operator will assist you. For those who cannot access the live broadcast, a replay will be available on the EXL website ir.exlservice.com).

About EXL

EXL (NASDAQ: EXLS) is a leading business process solutions company that looks deeper to drive business impact through integrated services and industry knowledge. EXL provides operations management, decision analytics and technology platforms to organizations in insurance, healthcare, banking and financial services, utilities, travel, and transportation and logistics, among others. We work as a strategic partner to help our clients streamline business operations, improve corporate finance, manage compliance, create new channels for growth and better adapt to change. Headquartered in New York and in business since 1999, EXL has approximately 23,000 professionals in locations throughout the U.S., Europe and Asia. For more information, visit www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K for the year ended December 31, 2014. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended March 31,
	2015	2014
Revenues, net	$143,510	$121,797
Cost of revenues (exclusive of depreciation and amortization)	93,125	74,922

Gross profit	50,385	46,875

Operating expenses:
General and administrative expenses	18,621	14,800
Selling and marketing expenses	11,243	10,232
Depreciation and amortization	7,053	6,356

Total operating expenses	36,917	31,388

Income from operations	13,468	15,487

Foreign exchange income / (loss)	1,134	(833)
Other income, net	1,178	958

Income before income taxes	15,780	15,612
Income tax expense	6,213	4,465

Net income	$9,567	$11,147

Earnings per share:
Basic	$0.29	$0.34
Diluted	$0.28	$0.33
Weighted-average number of shares used in computing earnings per share:
Basic	33,236,259	32,523,490
Diluted	34,051,971	33,428,544

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	March 31, 2015	December 31, 2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$151,319	$176,499
Short-term investments	14,330	11,577
Restricted cash	2,774	1,395
Accounts receivable, net	89,323	80,244
Prepaid expenses	9,875	5,783
Deferred tax assets, net	4,921	4,455
Advance income tax, net	9,305	9,905
Other current assets	13,241	12,533

Total current assets	295,088	302,391

Fixed assets, net	47,467	45,369
Restricted cash	3,367	3,258
Deferred tax assets, net	8,288	11,985
Intangible assets, net	60,085	46,979
Goodwill	172,097	139,599
Other assets	24,626	23,975

Total assets	$611,018	$573,556

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,510	$4,663
Short-term borrowings	5,000	—
Deferred revenue	13,246	7,690
Accrued employee cost	21,021	37,606
Accrued expenses and other current liabilities	39,386	40,206
Current portion of capital lease obligations	743	803

Total current liabilities	84,906	90,968

Long term borrowings	75,000	50,000
Capital lease obligations, less current portion	424	560
Non-current liabilities	13,727	12,870

Total liabilities	174,057	154,398

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 34,605,579 shares issued and 33,294,828 shares outstanding as of March 31, 2015 and 34,203,352 shares issued and 32,905,467 shares outstanding as of December 31, 2014	35	34
Additional paid-in-capital	239,311	233,173
Retained earnings	278,991	269,424
Accumulated other comprehensive loss	(53,015)	(55,509)

Total stockholders’ equity including shares held in treasury	465,322	447,122

Less: 1,310,751 shares as of March 31, 2015 and 1,297,885 shares as of December 31, 2014, held in treasury, at cost	(28,361)	(27,964)

Total stockholders’ equity	436,961	419,158

Total liabilities and stockholders’ equity	$611,018	$573,556

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the EXL should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. EXL believes that providing these adjusted measures may help investors better understand EXL’s underlying financial performance. Management also believes that these adjusted financial measures, when read in conjunction with EXL’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. EXL believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, EXL’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions, and the uncertainty around the reimbursement of transition and disentanglement costs for a disclosed client issue. EXL also incurs significant non-cash charges for depreciation that may not be indicative of the Company’s ability to generate cash flow.

Additionally, EXL provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because EXL believes that it provides useful incremental information to investors regarding EXL’s operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the three months ended March 31, 2015 and 2014 and for the three months ended December 31, 2014:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended March 31,		Three Months Ended December 31,
	2015	2014	2014
Revenues (GAAP)	$143,510	$121,797	$135,286
add: Reimbursement of transition and disentanglement costs (a)	—	2,471	8,532

Revenues (Non-GAAP)	$143,510	$124,268	$143,818
subtract: Cost of revenues (GAAP)	(93,125)	(74,922)	(91,371)
subtract: Operating expenses (GAAP)	(36,917)	(31,388)	(36,850)

Income from operations (Non- GAAP)	$13,468	$17,958	$15,597
add: Stock-based compensation expense (b)	4,255	4,176	2,493
add: Amortization of acquisition-related intangibles (c)	2,059	1,536	2,157

Adjusted operating income (Non-GAAP)	$19,782	$23,670	$20,247

Adjusted operating income margin as a % of Revenues (Non-GAAP)	13.8%	19.0%	14.1%
add: Depreciation	4,994	4,820	5,822

Adjusted EBITDA (Non-GAAP)	$24,776	$28,490	$26,069

Adjusted EBITDA margin as a % of Revenues (Non-GAAP)	17.3%	22.9%	18.1%

(a)	To exclude reimbursement of transition and disentanglement costs for a disclosed client issue.
(b)	To exclude stock-based compensation expense under ASC Topic 718.
(c)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three Months Ended March 31,		Three Months Ended December 31,
	2015	2014	2014
Net income (GAAP)	$9,567	$11,147	$7,461
add: Stock-based compensation expense (a)	4,255	4,176	2,493
add: Amortization of acquisition-related intangibles (b)	2,059	1,536	2,157
add: reimbursement of transition and disentanglement costs (c)	—	2,471	8,532
subtract: Tax impact on stock-based compensation expense	(1,626)	(1,596)	(951)
subtract: Tax impact on amortization of acquisition-related intangibles	(433)	(170)	(348)
subtract: Tax impact on reimbursement of transition and disentanglement costs	—	(939)	(3,242)

Adjusted net income (Non-GAAP)	$13,822	$16,625	$16,102

Adjusted diluted earnings per share (Non-GAAP)	$0.41	$0.50	$0.48

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.
(c)	To exclude reimbursement of transition and disentanglement costs for a disclosed client issue.